SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2006

HYDROGEN COPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-32065	86-0965692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Juniper Street, Versailles, Pennsylvania	15132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 405-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.01 — Regulation FD Disclosure

On October 17, 2006, the company issued a press release in connection with the installation of a 400 kW fuel cell demonstration power plant at the ASHTA Chemicals chlor-alkali manufacturing plant in Ashtabula, Ohio. A copy of the press release is filed with this current report.

Item 9.01 — Financial Statement and Exhibits

99.1 Press release, dated October 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:October 17, 2006	HYDROGEN CORPORATION

By: /s/ Joshua Tosteson
Joshua Tosteson
President